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                                 THIRD AMENDMENT
                                       TO
                      CONSTRUCTION AND TERM LOAN AGREEMENT



         THIRD AMENDMENT, dated as of December 1, 1997 (this "Third Amendment"), to the CONSTRUCTION AND TERM LOAN AGREEMENT, dated as of June 15, 1989, as amended by the First Amendment thereto dated as of December 15, 1993 and the Amendment, Waiver and Consent dated as of January 31, 1994 (the "Loan Agreement"), among Cogentrix of Pennsylvania, Inc. (the "Borrower"), Banque Paribas, New York Branch and the other banking institutions party thereto as banks (the "Banks") and Banque Paribas, New York Branch, as agent for the Banks (the "Agent").

         The Borrower has requested that the Banks amend Section 5.19 of the Loan Agreement to permit the Borrower to change its fiscal year end from June 30 to December 31 of each year, and the Banks party hereto are willing to agree to such request upon the terms and conditions set forth herein.

         Accordingly, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Amendment of Loan Agreement. Section 5.19 of the Loan Agreement is hereby amended by deleting the reference therein to "June 30" and substituting in lieu thereof "December 31".

         3. Financial Statements. For purposes of Section 5.8(a) of the Loan Agreement, for the six-month period beginning July 1, 1997 and ending December 31, 1997, the Borrower hereby agrees to furnish or cause to be furnished to the Agent and each Bank as soon as available, but in any event within 90 days after December 31, 1997, a copy of the balance sheet of each Reporting Participant as of December 31, 1997 and the related statements of income, retained earnings and changes in cash flow of such Reporting Participant for the six-months ended December 31, 1997, setting forth in each case in comparative form the figures for the corresponding period in the previous fiscal year, certified without qualification or exception as to the scope of its audit by independent public accountants of national standing reasonably acceptable to the Agent.

         4. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the provisions of the Loan Agreement are, and shall remain, in full force and effect. The waiver contained herein shall not constitute a waiver of any other provisions of the Loan Agreement or for any purpose except as expressly set forth herein.

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         5. Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

         6. Effective Date. This Third Amendment shall become effective on the date on which the Agent shall have received counterparts hereof executed by the Borrower and by the Required Banks.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                       COGENTRIX OF PENNSYLVANIA, INC.


                                       By: /s/ Elizabeth L. Rippetoe
                                           -----------------------------------
                                           Title: Vice President
                                                  Assistant General Counsel

                                       BANQUE PARIBAS, NEW YORK BRANCH,
                                          in its capacity as Agent and as a Bank

                                       By: /s/ David Lee
                                           -----------------------------------
                                           Title: Vice President


                                       By: /s/ Ralph Scholtz
                                           -----------------------------------
                                           Title: Director



Consented to:

THE DAIWA BANK, LIMITED

By: /s/ Jun Oguda
    -----------------------------
    Title: Attorney-in-fact

POSTIPANKKI, LTD.

By: /s/ Larry Malm         Ari Kaarakainen
    ---------------------------------------
    Title: SVP             VP



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